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                                                                 EXHIBIT(5)(ii)
[Sage Life Assurance                                            APPLICATION FOR
of America, Inc. logo]                    DEFERRED VARIABLE ANNUITY CERTIFICATE
Member of Sage Insurance Group   Mail to: Sage Life Assurance of America, Inc.,
                                   [P.O. Box 1234, Wethersfield, CT 06109-1234]

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                         1.  PRIMARY OWNER
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 First                       Middle                            Last

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 Street Address

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 City                        State                             Zip

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 Birthdate (Mo/Day/Yr)     [ ] M      [ ] F   [ ] SS#      [ ] TIN#
                           [ ] Trustee

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 Phone                            E-Mail Address

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                    2.  ANNUITANT (SKIP IF SAME AS OWNER)
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 First                       Middle                            Last

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 Street Address

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 City                        State                             Zip

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 Birthdate (Mo/Day/Yr)     [ ] M      [ ] F   [ ] SS#

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 Phone                                Relationship to Primary Owner
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                     2.A.  CONTINGENT ANNUITANT (OPTIONAL)
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  Name                                Relationship to Owner
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                         3.  JOINT OWNER (SKIP IF NONE)
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 First                       Middle                            Last

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 Street Address

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 City                        State                             Zip

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 Birthdate (Mo/Day/Yr)     [ ] M      [ ] F   [ ] SS#

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 Phone                                Relationship to Primary Owner
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                                4.  BENEFICIARY
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 Primary: Name(s)            Relationship to Owner               Percentage

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 Street Address

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 City                        State                                      Zip

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 Contingent: Name(s)         Relationship to Owner               Percentage

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 Street Address

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 City                        State                       Zip

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                                5.  TYPE OF PLAN
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 5a.   [ ] Non-Qualified     [ ]  IRA       [ ]  Other
                                                      --------------
 5b.   If IRA: [ ] Regular   Tax Year            Amount $
                                      ------              ----------
                             Tax Year            Amount $
                                      ------              ----------
               [ ] Rollover                      Amount $
                                                          ----------
               [ ] Trustee to Trustee Transfer   Amount $
                                                          ----------
 5c.  Payment Via:  [ ] Check  [ ] Wire [ ] 1035 [ ] Qualified Transfer

 5d.  Optional Riders
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                       6.  ALLOCATION (COMPLETE 6a OR 6b)
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Initial purchase payment $
                           ----------------
6a. Allocate my purchase payment based on one of the following Asset Allocation model portfolios (check box and skip to 6c.):
      [[ ] 1 [ ] 2 [ ] 3 [ ] 4 [ ] 5 [ ] 6 [ ] 7  [ ] 8 [ ] 9 ]
6b.   [ ]  Allocate my purchase payment as follows:

                        VARIABLE SUB-ACCOUNTS
                        ---------------------

       ALGER
       -----
       % Income & Growth
-------
       % Growth
-------
       % Small Cap
-------

                         FIXED SUB-ACCOUNTS
                         ------------------
       % 1 year                       % 5 year
-------                        -------
       % 2 year                       % 7 year
-------                        -------
       % 3 year                       % 10 year
-------                        -------
       % 4 year
-------

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6c.   [ ] [Optional] Dollar Cost Averaging (DCA %):  _______% (also complete 7.). The sum of the Variable and Fixed Sub-Accounts, and DCA% allocations must equal 100%.
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6d.   [ ] [Optional] Rebalance my Variable Sub-Account values each calendar quarter based on 6a. or 6b.

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                   7.  DOLLAR COST AVERAGING (% FROM 6c)
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Transfer From: Check the box (only one) that you want us to allocate the
DCA% you designated in 6c.

No. of Months: We will make level monthly transfers for the number of months shown. Unless specified otherwise, such transfers from the Sage Money Market will be made over a 12-month period.

Transfer To: Unless specified otherwise, monthly transfers will be made in the same % and to the same Sub-Accounts as shown in 6b.

      Transfer From          No. of Months     Transfer To
     ---------------         -------------     -----------
[ ]  Sage Money Market                              %
                              --------       ------- --------
[ ]  Fixed - 1 Year              12                 %
                                             ------- --------
[ ]  Fixed - 2 Year              24                 %
                                             ------- --------
[ ]  Fixed - 3 Year              36                 %
                                             ------- --------
[ ]  Fixed - 4 Year              48                 %
                                             ------- --------
[ ]  Fixed - 5 Year              60                 %
                                             ------- --------

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AP-DVA-C-9712   Sage Group Contract No.           Sage Certificate No.
                                        ---------                     ---------


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                    8.  AUTHORITY FOR TELEPHONE INSTRUCTIONS
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 Telephone transfer instructions permitted:       [ ] Yes    [ ] No
 The person authorized to make transfers and allocation changes by telephone on my behalf is:

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 Name
 This limited authority applies only to the allocation of funds to the Sub-Accounts and the transfer of funds between Sub-Accounts within the Certificate and is valid until cancelled in writing by me.
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                            9.  REPLACEMENT
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 Will the annuity applied for replace any existing annuity or insurance policy?

             [ ]Yes           [ ]No

 If yes, provide insurance company name and policy number and attach transfer or exchange form.
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                             10.  SPECIAL REQUESTS
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                                11.  CORRECTIONS
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  COMPANY CORRECTIONS OR ADDITIONS, IF ANY
 (Except in Kentucky and West Virginia)
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                                 12.  AGREEMENT
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 I agree that, except in Kentucky and West Virginia, my acceptance of the annuity applied for will constitute approval by me of any corrections or
 additions made in item #11 above.   However, I must agree in writing to any
 changes in: amounts; ages; plan of annuity; and benefits.  Telephone transfers are subject to the conditions and procedures in the prospectus. I UNDERSTAND THAT INCOME PAYMENTS AND SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. I ACKNOWLEDGE RECEIVING AND READING A CURRENT VARIABLE ANNUITY PROSPECTUS AND I ACKNOWLEDGE READING THE DESCRIPTIONS RELATING TO ALLOCATION ITEMS #6 AND #7 ABOVE.
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 Date                     City                State (REQUIRED)

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 Signature of Owner (REQUIRED)

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 Signature of Joint Owner

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 Signature of Annuitant

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 ARIZONA Notice to Applicants: Upon written request, Sage Life Assurance of
 America, Inc. ("Sage Life") will provide within a reasonable time frame, reasonable factual information about the annuity's benefits and provisions. If for any reason the owner is not satisfied with the annuity, it may be returned to Sage Life within 10 days after delivery and the certificate value will be refunded.
 COLORADO NOTICE TO APPLICANTS: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGE. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO A POLICYHOLDER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE POLICYHOLDER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITH THE DEPARTMENT OF REGULATORY AGENCIES.
 KENTUCKY, NEW JERSEY, OHIO, PENNSYLVANIA Notice to Applicants: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.
 FLORIDA Notice to Applicants: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.
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                              13.  AGENT'S REPORT
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 Do you have any reason to believe that the annuity applied for may replace an existing annuity or insurance policy?

                   [ ] Yes           [ ] No

 If yes, list carrier, policy number, whether Section 1035 exchange, and attach State Replacement Form if applicable.

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 Agent's Legal Name (PRINTED)

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 Business Address

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 Agent's Business Phone                    E-Mail Address

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 Agent's Social Security No.

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 Agency Name                               Broker-Dealer

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 Signature of Agent

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